UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2005 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

          The information included in this Current Report on Form 8-K is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.

          On November 2, 2005, PG&E Corporation issued the press release attached hereto as Exhibit 99.1 announcing its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (Utility), for the quarter ended September 30, 2005.  Additional supplemental information relating to PG&E Corporation’s and the Utility’s financial results is attached as Exhibit 99.2.  This additional supplemental financial information also will be posted on the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.  Much of this information is derived from the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 to be filed by PG&E Corporation and the Utility with the Securities and Exchange Commission (SEC) and should be read in conjunction with such Quarterly Report on Form 10-Q.

          PG&E Corporation presents results and guidance on an “earnings from operations” basis in order to provide investors with a measure that reflects the underlying financial performance of the business and offers investors a basis on which to compare performance from one period to another, exclusive of items that, in management’s judgment, are not reflective of the normal course of operations.

          The attached exhibits contain forward-looking statements regarding PG&E Corporation’s 2005 and 2006 guidance for earnings from operations per share and planned share repurchases that are based on current expectations and assumptions which management believes are reasonable and on information currently available to management. These statements are necessarily subject to various risks and uncertainties.  In addition to the risk that the assumptions on which the statements are based (including that the Utility earns its authorized rate of return on equity on a projected rate base of approximately $16.2 billion for 2006 which assumes the Utility makes certain capital expenditures, the second series of energy recovery bonds is issued in November 2005 in the approximate amount of $850 million, and that PG&E Corporation repurchases additional shares of its common stock) prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

  Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
  The adequacy of natural gas supplies and the effect of increasing prices for natural gas on the Utility’s electric generation portfolio and its natural gas distribution operations, the ability of the Utility to manage and respond to increasing natural gas costs successfully and to timely recover its natural gas costs and increased electricity procurement costs;
  The operation of the Utility’s Diablo Canyon nuclear power plant, which exposes the Utility to potentially significant environmental costs and capital expenditure outlays, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon by 2007;
  The outcome of proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC);
  Whether the assumptions and forecasts underlying the Utility’s CPUC-approved long-term electricity procurement plan prove to be accurate, the terms and conditions of the generation or procurement commitments the Utility enters into in connection with its plan, the extent to which the Utility is able to recover the costs it incurs in connection with these commitments, and the extent to which a failure to perform by any of the counterparties to the Utility’s electricity purchase contracts or the California Department of Water Resources’ contracts allocated to the Utility’s customers affects the Utility’s ability to meet its obligations or to recover its costs;
  The extent to which the CPUC or the FERC delays or denies recovery of the Utility’s costs, including electricity purchase costs, from customers due to a regulatory determination that such costs were not reasonable or prudent or for other reasons, resulting in write-offs of regulatory balancing accounts;
  How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;
  The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
  The timing and resolution of the pending appeal of the bankruptcy court’s confirmation of the Utility’s plan of reorganization;
  The outcome of the litigation pending against the Utility in California state court involving allegations of injury allegedly caused by exposure to chromium at certain of the Utility's gas compressor stations and other pending litigation;
  Increased competition and forms of bypass; and
  Other factors discussed in PG&E Corporation's SEC reports.

Item 7.01 Regulation FD Disclosure

          The additional supplemental information included in Exhibit 99.2 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1     PG&E Corporation Press Release Dated November 2, 2005

Exhibit 99.2     Additional Supplemental Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

G. ROBERT POWELL
G. Robert Powell Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

DINYAR B. MISTRY
Dinyar Mistry Vice President and Controller

Dated:  November 2, 2005

EXHIBIT INDEX

No.	Description of Exhibit

99.1	PG&E Corporation Press Release Dated November 2, 2005

99.2	Additional Supplemental Financial Information